UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2007

EXTERRAN ENERGY SOLUTIONS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31934 (Commission File Number)	75-2344249 (IRS Employer Identification No.)

12001 North Houston Rosslyn Houston, Texas (Address of principal executive offices)	77086 (Zip Code)
(281) 447-8787
Registrant’s telephone number, including area code
HANOVER COMPRESSION LIMITED PARTNERSHIP
(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01. Entry into a Material Definitive Agreement.
     Introduction
     On August 20, 2007, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 5, 2007, as amended, by and among Exterran Holdings, Inc. (formerly known as Iliad Holdings, Inc.) (“Exterran Holdings”), Hanover Compressor Company, a Delaware corporation (“Hanover”), Universal Compression Holdings, Inc., a Delaware corporation (“Universal”), Hector Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Exterran Holdings (“Hanover Merger Sub”), and Ulysses Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Exterran Holdings (“Universal Merger Sub”), Universal Merger Sub merged with and into Universal (the “Universal Merger”) and Hanover Merger Sub merged with and into Hanover (the “Hanover Merger” and together with the Universal Merger, the “Mergers”). As a result of the Mergers, each of Universal and Hanover became a wholly owned subsidiary of Exterran Holdings. Immediately following the completion of the Mergers, Universal merged with and into Exterran Holdings.
     Amended and Restated Omnibus Agreement
     On August 20, 2007, in connection with the closing of the Mergers, Exterran Energy Solutions, L.P. (formerly known as Hanover Compression Limited Partnership) (“EESLP”) entered into an Amended and Restated Omnibus Agreement with Exterran Holdings, Exterran, Inc. (formerly known as Universal Compression, Inc.), UCO GP, LLC, UCO General Partner, LP, Exterran Partners, L.P. (formerly known as Universal Compression Partners, L.P.) (“EXLP”) and EXLP Operating LLC (formerly known as UCLP Operating LLC). The Amended and Restated Omnibus Agreement governs several relationships between EXLP and Exterran Holdings, including:
1.	Certain agreements not to compete between Exterran Holdings and its affiliates, on the one hand, and EXLP and its affiliates, on the other hand;

2.	Exterran Holdings’ obligation to provide all operational staff, corporate staff and support services reasonably necessary to run EXLP’s business and EXLP’s obligation to reimburse Exterran Holdings for the provision of such services, subject to certain limitations;

3.	The terms under which Exterran Holdings, EXLP and their respective affiliates may transfer compression equipment among one another to meet their respective compression services obligations;

4.	The terms under which EXLP may purchase newly-fabricated compression equipment from Exterran Holdings’ affiliates;

5.	Exterran Holdings’ grant of a license of certain intellectual property to EXLP, including EXLP’s logo; and

6.	Exterran Holdings’ obligation to indemnify EXLP for certain liabilities and EXLP’s obligation to indemnify Exterran Holdings for certain liabilities.

     Item 1.02. Termination of a Material Definitive Agreement.
     Satisfaction and Discharge of Indentures Related to Hanover 9% Notes and 7 1/2% Notes
     On August 20, 2007, Hanover satisfied and discharged the Senior Indenture dated as of December 15, 2003 between Hanover and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (“U.S. Bank”), as amended by the Third Supplemental Indenture dated June 1, 2004 and the Sixth Supplemental Indenture dated August 1, 2007, both among Hanover, EESLP, as Subsidiary Guarantor, and U.S. Bank, following the completion of the previously announced cash tender offer and consent solicitation for all of Hanover’s outstanding 9% Senior Notes due 2014. As of 5:00 p.m., New York City time, on August 17, 2007, which was the expiration time of the tender offer and consent solicitation, holders of $200 million in aggregate principal amount, or 100% of the outstanding aggregate principal amount, of the 9% notes validly tendered their 9% notes. Accordingly, all of the 9% notes previously authenticated and issued were delivered to the trustee and canceled.
     On August 20, 2007, Hanover satisfied and discharged the Senior Indenture dated as of December 15, 2003 between Hanover and U.S. Bank, as amended by the Fourth Supplemental Indenture dated March 31, 2006 and the Seventh Supplemental Indenture dated August 1, 2007, both among Hanover, EESLP, as Subsidiary Guarantor, and U.S. Bank, following the completion of the previously announced cash tender offer and consent solicitation for all of Hanover’s outstanding 7 1/2% Senior Notes due 2013. As of 5:00 p.m., New York City time, on August 17, 2007, the expiration time of the tender offer and consent solicitation, holders of $150 million in aggregate principal amount, or 100% of the outstanding aggregate principal amount, of the 7 1/2% notes validly tendered their 7 1/2% notes. Accordingly, all of the 7 1/2% notes previously authenticated and issued were delivered to the trustee and canceled.
     Repayment of Credit Facility
     In connection with the closing of the Mergers, on August 20, 2007, Hanover paid in full all outstanding term loans and revolving loans, together with interest and all other amounts due in connection with such repayment, under the credit agreement, dated as of November 21, 2005, by and among Hanover, EESLP, The Royal Bank of Scotland plc as Syndication Agent, JPMorgan Chase Bank, N.A. as Administrative Agent, and the several lenders parties thereto.
     Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.
     On August 17, 2007, Hanover Equipment Trust 2001A, a special purpose Delaware business trust (“HET 2001A”), called for redemption all $133 million of its outstanding 8.5% Senior Secured Notes due 2008 (the “8.5% Notes”), and Hanover Equipment Trust 2001B, a special purpose Delaware business trust (“HET 2001B”), called for redemption all $250 million of its outstanding 8.75% Senior Secured Notes due 2011 (the “8.75% Notes,” and, together with the 8.5% Notes, the “Equipment Trust Notes”). The Equipment Trust Notes will be redeemed on September 17, 2007.
     The 8.5% Notes were issued and the redemption will be effected pursuant to the provisions of the Indenture dated as of August 30, 2001 among HET 2001A, as issuer, EESLP and certain subsidiaries, as guarantors, and U.S. Bank (as successor to Wilmington Trust FSB), as Indenture Trustee and Collateral Agent. The 8.5% Notes will be redeemed at a redemption price of 100% of the principal amount thereof, plus accrued and unpaid interest to the redemption date.
     The 8.75% Notes were issued and the redemption will be effected pursuant to the provisions of the Indenture dated as of August 30, 2001 among HET 2001B, as issuer, EESLP and certain subsidiaries, as guarantors, and U.S. Bank, as Indenture Trustee and Collateral Agent. The 8.75% Notes will be redeemed at a redemption price of 102.917% of the principal amount thereof, plus accrued and unpaid interest to the redemption date.

      To commence the redemption process, EESLP exercised its option to purchase from HET 2001A the gas compression equipment currently subject to a lease in favor of EESLP, and EESLP exercised its option to purchase from HET 2001B the gas compression equipment currently subject to a lease in favor of EESLP. EESLP expects to pay HET 2001A approximately $137.7 million and to pay HET 2001B approximately $266.3 million for the equipment on the date the Equipment Trust Notes are redeemed. HET 2001A and HET 2001B will then use the proceeds from the equipment sale to fund the redemption of the Equipment Trust Notes and the related trust equity certificates.
     The Indentures and the forms of note for the Notes are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 and incorporated herein by reference.
     On August 17, 2007, Hanover issued a press release announcing the redemptions and equipment purchases. The press release is filed as Exhibit 99.1 and incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     In connection with and effective on the date of the Mergers, Hanover Compression Limited Partnership amended its certificate of limited partnership to change its name to Exterran Energy Solutions, L.P. EESLP’s certificate of amendment to its certificate of limited partnership is filed as Exhibit 3.1 and incorporated herein by reference.
     Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Limited Partnership of Hanover Compression Limited Partnership, dated as of August 20, 2007.

4.1	Indenture for the 8.50% Senior Secured Notes due 2008, dated as of August 30, 2001, among the 2001A Trust, as issuer, Hanover Compression Limited Partnership and certain subsidiaries, as guarantors, and Wilmington Trust FSB, as Trustee, incorporated by reference to Exhibit 10.69 to Hanover Compressor Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.

4.2	Form of 8.50% Senior Secured Notes due 2008, incorporated by reference to Exhibit 4.10 to Hanover Compressor Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

4.3	Indenture for the 8.75% Senior Secured Notes due 2011, dated as of August 30, 2001, among the 2001B Trust, as issuer, Hanover Compression Limited Partnership and certain subsidiaries, as guarantors, and Wilmington Trust FSB, as Trustee, incorporated by reference to Exhibit 10.75 to Hanover Compressor Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.

4.4	Form of 8.75% Senior Secured Notes due 2011, incorporated by reference to Exhibit 4.12 to the Hanover Compressor Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

99.1	Press Release of Hanover Compressor Company, dated August 17, 2007, incorporated by reference to Exhibit 99.2 to Hanover Compressor Company’s Current Report on Form 8-K, as filed with the SEC on August 23, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN ENERGY SOLUTIONS, L.P.
Date: August 23, 2007	By:	/s/ J. Michael Anderson
J. Michael Anderson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Limited Partnership of Hanover Compression Limited Partnership, dated as of August 20, 2007.
4.1	Indenture for the 8.50% Senior Secured Notes due 2008, dated as of August 30, 2001, among the 2001A Trust, as issuer, Hanover Compression Limited Partnership and certain subsidiaries, as guarantors, and Wilmington Trust FSB, as Trustee, incorporated by reference to Exhibit 10.69 to Hanover Compressor Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.
4.2	Form of 8.50% Senior Secured Notes due 2008, incorporated by reference to Exhibit 4.10 to Hanover Compressor Company’s Annual Report on Form 10-K for the year ended December 31, 2003.
4.3	Indenture for the 8.75% Senior Secured Notes due 2011, dated as of August 30, 2001, among the 2001B Trust, as issuer, Hanover Compression Limited Partnership and certain subsidiaries, as guarantors, and Wilmington Trust FSB, as Trustee, incorporated by reference to Exhibit 10.75 to Hanover Compressor Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.
4.4	Form of 8.75% Senior Secured Notes due 2011, incorporated by reference to Exhibit 4.12 to the Hanover Compressor Company’s Annual Report on Form 10-K for the year ended December 31, 2003.
10.1	Office Lease Agreement by and between RFP Lincoln Greenspoint, LLC and Exterran Energy Solutions, L.P., incorporated by reference to Exterran Holdings, Inc.’s Current Report on Form 8-K, as filed with the SEC on August 23, 2007.
99.1	Press Release of Hanover Compressor Company, dated August 17, 2007, incorporated by reference to Exhibit 99.2 to Hanover Compressor Company’s Current Report on Form 8-K, as filed with the SEC on August 23, 2007.